UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 3, 2018
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 15, 2018 Roadrunner Transportation Systems, Inc. (the “Company”) issued a press release to announce the integration and rebranding of several operating companies into its Ascent Global Logistics (“Ascent”) segment. The Company reclassified certain of its affiliates previously included in the Truckload Logistics (“TL”) segment as members of the Ascent segment, and reclassified certain other costs previously included in the TL segment as Corporate costs not chargeable to a segment. The remaining operating companies in the TL segment were rebranded as Truckload & Express Services (“TES”).
The information contained herein is being furnished to provide summary financial information and historical data for the annual periods ended December 31, 2015, 2016 and 2017, and for the second, third and fourth quarterly periods in fiscal 2017 on a basis consistent with the Company’s new segments. While this financial data reflects the change in the Company’s segments, these changes have no effect on the Company’s historical consolidated results of operations.
The Company began to report results under the new segment reporting structure effective with the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018.
The information contained in this Current Report in Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except if the Company expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

99.1	Prior period financial results reflecting new segment structure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: August 3, 2018	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Prior period financial results reflecting new segment structure.